As filed with the U.S. Securities and Exchange Commission on August 8, 2019

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22072

The Cushing MLP & Infrastructure Total Return Fund

(Exact name of registrant as specified in charter)

300 Crescent Court, Suite 1700

Dallas, TX 75201

(Address of principal executive offices) (Zip code)

Jerry V. Swank

300 Crescent Court, Suite 1700

Dallas, TX 75201

(Name and address of agent for service)

214-692-6334

Registrant’s telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period: May 31, 2019

Item 1. Reports to Stockholders.

Semi-Annual Report

May 31, 2019

THE CUSHING® MLP & INFRASTRUCTURE TOTAL RETURN FUND

Beginning on January 1, 2021 as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically from the Fund by calling 800-236-4424 or by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can request to continue receiving paper copies of your shareholder reports by contacting your financial intermediary or, if you invest directly with the Fund, calling 800-236-4424 to let the Fund know of your request. Your election to receive in paper will apply to all funds held in your account.

Investment Adviser Cushing® Asset Management, LP 300 Crescent Court Suite 1700 Dallas, TX 75201 (214) 692-6334 (888) 777-2346 www.cushingcef.com www.cushingasset.com

The Cushing® MLP & Infrastructure Total Return Fund

Shareholder Letter

Dear Fellow Shareholder,

For the six month fiscal period ended May 31, 2019 (the “period”), the Cushing® MLP & Infrastructure Total Return Fund (the “Fund”) delivered a Net Asset Value Total Return (equal to the change in net asset value (“NAV”) per share plus reinvested cash distributions from underlying Fund investments during the period) of 3.81%, versus a total return of 0.74% for the S&P 500® Index (Total Return) (“S&P 500”). The Fund’s Share Price Total Return (equal to the change in market price per share plus reinvested cash distributions from underlying Fund Investments paid during the period) was 5.58%, for the period and differs from the Net Asset Value Total Return due to fluctuations in the discount of share price to NAV. The Fund’s shares traded at a 12.83% discount to NAV as of the end of the period, compared to a 14.29% discount at the end of the Fund’s last fiscal year and a 7.54% discount as of May 31, 2018. As measured by the Alerian MLP Index (Total Return) (“AMZ”), the performance of master limited partnerships (“MLPs”) increased by 3.29% for the period.

Industry Overview and Themes

Reminiscent of the great financial crisis of 2008, December 2018 market pressure was broadly devastating with most asset classes experiencing a dramatic sell off in an extremely volatile backdrop that has not been experienced for some time. With the turn of the calendar year, investor fears regarding a multitude of negative macro-economic and political factors, which drove the sharp broader market sell-off in December, seemed to subside. Bolstered by the early January communication from Federal Reserve Chairman Jerome Powell that the Fed will likely be more “data dependent” (i.e. patient) with future Fed Funds rate increases following December’s rate hike, the midstream energy sector, as measured by performance of the AMZ, and the broader market, as measured by performance of the S&P 500, recovered.

Finally, after what has seemed like an almost never-ending run of interruptions, the midstream energy sector had a relatively quiet period, with very little of the structural, governance and/or regulatory setbacks experienced over the last several periods. We believe that a simple lack of distractions was key in allowing investors to refocus their attention on the sector’s many positive underlying fundamentals. Hopefully, we’ll continue to have more periods like these, as we believe the complicated era of structural simplifications and shifting capital funding strategies is nearing an end.

While performance of the AMZ was positive for the period, several factors continued to weigh on the midstream energy sector, including: 1) the reduction of exploration and production (“E&P”) company capital budgets and slowed production growth forecasts as the energy sector continued its shift toward “living within cash flow” and positive free cash flow (“FCF”) generation; 2) anemic fund flows into midstream/master limited partnership (“MLP”)-focused investment products; 3) concerns about the regulatory environment (developments during the period included negative court rulings and delays for certain large pipeline projects); and 4) substantial declines in natural gas liquids (“NGL”) prices during the period.

Nonetheless, most midstream companies have fixed their larger structural and/or leverage issues, helping to refocus investor attention to attractive fundamentals. With the tail end for existing large project backlogs in sight, reduced capital spending should free up more cash that can be returned to shareholders via dividends/distributions and/or buybacks or to even further reduce leverage.

We are of the view that the risk/reward for the midstream energy sector in general is tilted to the upside for investors with longer-term perspectives. With projected FCF in conjunction with lower leverage, higher distribution coverage and less reliance on equity markets, we are optimistic that midstream energy equities will attract incremental fund flows, supporting better valuations.

Fund Performance and Strategy

At the subsector level, the Fund benefitted from overweight exposure to holdings in the Large Cap Diversified C-Corps subsector. The Fund also benefitted from having no exposure to holdings in the Fuels Distribution, Coal and Oilfield Service subsectors, three detractors of the AMZ’s performance for the period.

The Fund was negatively impacted by the performance of holdings in the Natural Gas Gatherers and Processors and Upstream MLP (Mineral Interest) subsectors. Performance in these subsectors was negatively impacted during the period by commodity price volatility in addition to the reduction of E&P company capital budgets and slower growth forecasts which had negative implications for select associated midstream systems.

The top three contributors to the Fund’s absolute performance for the reporting period were two Large Cap Diversified C-Corps and a renewable Yieldco. The top contributors in order of greatest contribution to least were: 1) TC Energy Corp. (NYSE: TRP); Kinder Morgan, Inc. (NYSE: KMI); and 3) Atlantica Yield plc. (NASDAQ: AY). TRP and KMI benefitted from their integrated value chains across multiple geographies and products, as well as the ability to better withstand changing/slowing activity levels with E&P customers. AY benefitted from positive renewable energy sentiment and growth, strong quarterly earnings, enhanced collaboration with its parent company, and the announcement of a strategic review to unlock value at the company. All three of these holdings had positive absolute performance for the period.

The bottom contributors to performance for the reporting period were in the Natural Gas Gatherers and Processors, Yield Co and Upstream MLP (Mineral Interest) subsectors. In order of the most negative to least negative performance, were: 1) Targa Resources Corp. (NYSE: TRGP); 2) Clearway Energy, Inc. (NYSE: CWEN); and 3) Viper Energy Partners, LP. (NASDAQ: VNOM). TRGP and VNOM were negatively impacted by the reduction of select exploration & production (“E&P”) company capital budgets and slower growth forecasts as well as substantial declines in NGL prices during the period. CWEN was impacted by its contract exposure to the California utility PG&E Corp Inc. (NYSE: PCG), which declared bankruptcy during the period.

During the period, the Fund generally decreased exposure to Utilities, E&P-sponsored midstream companies and/or companies with Northeastern U.S. natural gas gathering exposure. The Fund generally re-deployed this exposure into integrated NGL-logistics companies (both in the U.S. and Canada), debt and preferred securities, Yield Cos, as well as select names where we believed the current valuation was overly discounted by the market.

At the end of the reporting period, the three largest subsector exposures, in order of size, were: 1) Large Cap Diversified C-Corps; 2) Large Cap MLPs; and 3). Natural Gas Gatherers and Processors.

For the period, the Fund’s largest purchases consisted mostly of energy infrastructure C-Corporations preferred and debt securities, including: NextEra Energy, Inc. (NYSE: NEE) preferred shares, SemGroup Corp. (NYSE: SEMG) debt; and Shell Midstream Partners, LP (NYSE: SHLX) units, a relatively undervalued Crude Oil & Refined Products MLP.

For the period, the Fund’s largest sales included: Altus Midstream Company (NYSE: ALTM), a Natural Gas Gatherer and Processor; Tallgrass Energy, LP (NYSE: TGE), a Northeast Natural Gas Transportation and Storage Company; and the common stock of three Utilities, including NEE, Avangrid, Inc. (NYSE: AGR), and Dominion Energy, Inc. (NYSE: D).

Leverage

The Fund’s investment strategy focuses on holding core positions in midstream companies with stable business models and long-term growth prospects. We also work diligently to optimize the use of leverage for additional income and total return potential. This involves leveraging investments in midstream companies and energy debt instruments when the probabilities of positive total return are deemed to be skewed favorably. As the prices of the Fund’s investments increase or decline, there is a risk that the impact to the Fund’s NAV and total return will be negatively impacted by leverage, but this strategy is designed to have a positive impact over the longer term. At the end of the period, the Fund had a leverage ratio of approximately 139%, which compares to an average 141% leverage ratio for the Fund’s prior year period. Leverage trended down during the period due to positive sector performance.

Closing

In conclusion, even though midstream energy sector performance and sentiment remained challenged during the period, we maintain a positive outlook given our expectation for improving hydrocarbon volumes, relatively attractive sector valuations and recovering global crude oil supply / demand fundamentals. We remain confident that North American shale basins will be developed in the future, owing to their development costs relative to other resources and short-cycle economics, and that midstream infrastructure will be well utilized given the need to move production to both domestic and increasingly, international markets.

We truly appreciate your support and look forward to continuing to help you achieve your investment goals.

Sincerely,

Jerry V. Swank

Chairman, Chief Executive Officer and President

The information provided herein represents the opinion of the Fund’s portfolio managers and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice. The opinions expressed are as of the date of this report and are subject to change.

The information in this report is not a complete analysis of every aspect of any market, sector, industry, security or the Fund itself. Statements of fact are from sources considered reliable, but the Fund makes no representation or warranty as to their completeness or accuracy. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. Please refer to the Schedule of Investments for a complete list of Fund holdings.

Past performance does not guarantee future results. Investment return, net asset value and common share market price will fluctuate so that you may have a gain or loss when you sell shares. Since the Fund is a closed-end management investment company, shares of the Fund may trade at a discount or premium from net asset value. This characteristic is separate and distinct from the risk that net asset value could decrease as a result of investment activities and may be a greater risk to investors expecting to sell their shares after a short time. The Fund cannot predict whether shares will trade at, above or below net asset value. The Fund should not be viewed as a vehicle for trading purposes. It is designed primarily for risk-tolerant long-term investors.

An investment in the Fund involves risks. Leverage creates risks which may adversely affect returns, including the likelihood of greater volatility of net asset value and market price of the Fund’s common shares. The Fund is nondiversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than a diversified fund.

The Fund will invest in energy companies, including Master Limited Partnerships (MLPs), which concentrate investments in the natural resources sector. Energy companies are subject to certain risks, including, but not limited to the following: fluctuations in the prices of commodities; the highly cyclical nature of the natural resources sector may adversely affect the earnings or operating cash flows of the companies in which the Fund will invest; a significant decrease in the production of energy commodities could reduce the revenue, operating income, operating cash flows of MLPs and other natural resources sector companies and, therefore, their ability to make distributions or pay dividends and a sustained decline in demand for energy commodities could adversely affect the revenues and cash flows of energy companies. Holders of MLP units are subject to certain risks inherent in the structure of MLPs, including tax risks; the limited ability to elect or remove management or the general partner or managing member; limited voting rights and conflicts of interest between the general partner or managing member and its affiliates, on the one hand, and the limited partners or members, on the other hand. Damage to facilities and infrastructure of MLPs may significantly affect the value of an investment and may incur environmental costs and liabilities due to the nature of their business. Investors in MLP funds incur management fees from underlying MLP investments. Small- and mid-cap stocks are often more volatile and less liquid than large-cap stocks. Smaller companies generally face higher risks due to their limited product lines, markets, and financial resources. Funds that invest in bonds are subject to interest-rate risk and can lose principal value when interest rates rise. Bonds are also subject to credit risk, in which the bond issuer may fail to pay interest and principal in a timely manner. High yield securities have speculative characteristics and present a greater risk of loss than higher quality debt securities. These securities can also be subject to greater price volatility. An investment in the Fund will involve tax risks, including, but not limited to: The portion, if any, of a distribution received by the Fund as the holder of an MLP equity security that is offset by the MLP’s tax deductions or losses generally will be treated as a return of capital to the extent of the Fund’s tax basis in the MLP equity security, which will cause income or gain to be higher, or losses to be lower, upon the sale of the MLP security by the Fund. Changes in tax laws, regulations or interpretations of those laws or regulations in the future could adversely affect the Fund or the energy companies in which the Fund will invest.

The potential tax benefits of investing in MLPs depend on them being treated as partnerships for federal income tax purposes. If the MLP is deemed to be a corporation then its income would be subject to federal taxation at the entity level, reducing the amount of cash available for distribution to the Fund which could result in a reduction of the Fund’s value.

The Fund incurs operating expenses, including advisory fees, as well as leverage costs. Investment returns for the Fund are shown net of fees and expenses.

Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Please refer to the Schedule of Investments for a complete list of Fund holdings.

The S&P 500 Index is an unmanaged index of common stocks that is frequently used as a general measure of stock market performance. The Alerian MLP Index is a capitalization-weighted index of prominent energy master limited partnerships. Neither of these indices includes fees or expenses. It is not possible to invest directly in an index.

The Cushing® MLP & Infrastructure Total Return Fund

Allocation of Portfolio Assets(1) (Unaudited)

May 31, 2019

(Expressed as a Percentage of Total Investments)

(1)	Fund holdings and sector allocations are subject to change and there is no assurance that the Fund will continue to hold any particular security.
(2)	Master Limited Partnerships and Related Companies
(3)	Common Stock
(4)	Preferred Stock
(5)	Senior Notes

The Cushing® MLP & Infrastructure Total Return Fund

Key Financial Data (Supplemental Unaudited Information)

The Information presented below regarding Distributable Cash Flow is supplemental non-GAAP financial information, which we believe is meaningful to understanding our operating performance. Supplemental non-GAAP measures should be read in conjunction with our full financial statements.

	Period from December 1, 2018 through May 31, 2019	Fiscal Year Ended 11/30/18	Fiscal Year Ended 11/30/17	Fiscal Year Ended 11/30/16	Fiscal Year Ended 11/30/15	Fiscal Year Ended 11/30/14(a)
FINANCIAL DATA
Total income from investments
Distributions and dividends received, net of foreign taxes withheld	$3,281,674	$7,605,948	$9,481,830	$9,454,162	$13,068,439	$26,986,074
Interest	149,661	188,009	15,536	68,490	333,901	488,952
Other	8,443	16,592	1,093	27,378	80,169	198,333

Total income from investments	$3,439,778	$7,810,549	$9,498,459	$9,550,030	$13,482,509	$27,673,359
Adviser fee and operating expenses
Adviser fees, less reimbursement by Adviser	$535,335	$1,232,758	$1,362,722	$1,009,528	$1,899,225	$4,314,026
Operating expenses(b)	269,590	547,309	565,496	671,117	895,481	1,127,724
Interest and dividends	531,155	1,108,640	1,028,222	907,714	1,447,431	1,264,615
Other	0	0	0	1,097	124,456	112,527

Total Adviser fees and operating expenses	$1,336,080	$2,888,707	$2,956,440	$2,589,456	$4,366,593	$6,818,892
Distributable Cash Flow (DCF)(c)	$2,103,698	$4,921,842	$6,542,019	$6,960,574	$9,115,916	$20,854,467
Distributions paid on common stock	$7,297,290	$7,297,290	$7,293,250	$7,273,047	$14,873,359	$30,182,347
Distributions paid on common stock per share	$0.54	$1.08	$1.08	$1.08	$2.21	$4.50
Distribution Coverage Ratio
Before Adviser fee and operating expenses	0.5x	1.1x	1.3x	1.3x	0.9x	0.9x
After Adviser fee and operating expenses	0.3x	0.7x	0.9x	1.0x	0.6x	0.7x
OTHER FUND DATA (end of period)
Total Assets, end of period	105,424,971	103,494,265	114,917,830	149,772,615	138,132,445	326,002,305
Unrealized appreciation (depreciation), net of income taxes	163,984	(2,847,325)	(5,855,903)	21,588,546	(30,615,651)	(8,126,321)
Short-term borrowings	30,055,000	26,050,000	33,650,000	49,454,119	43,368,787	95,547,072
Short-term borrowings as a percent of total assets	29%	25%	29%	33%	31%	29%
Net Assets, end of period	75,118,496	76,381,982	81,002,320	99,969,625	92,650,518	199,847,099
Net Asset Value per common share	$11.15	$11.34	$12.03	$14.84	$13.76	$29.70
Market Value per share	$9.72	$9.72	$10.73	$12.69	$12.02	$40.50
Market Capitalization	$65,457,415	$65,457,415	$72,259,060	$85,458,292	$80,946,310	$272,396,066
Shares Outstanding	6,734,302	6,734,302	6,734,302	6,734,302	6,734,302	6,725,829

(a)	Per share data adjusted for 1:5 reverse stock split completed as of September 14, 2015.

(b)	Excludes expenses related to capital raising.

(c)	“Net Investment Income, before Income Taxes” on the Statement of Operations is adjusted as follows to reconcile to Distributable Cash Flow: increased by the return of capital on MLP distributions.

The Cushing® MLP & Infrastructure Total Return Fund

Schedule of Investments (Unaudited)	May 31, 2019

Common Stock — 76.8%	Shares	Fair Value

Exploration & Production — 1.4%
United States — 1.4%
Brigham Minerals Inc.(1)(2)	52,099	$1,069,592

General Partners — 4.9%
United States — 4.9%
Enlink Midstream, LLC(1)	355,000	3,684,900

Large Cap Diversified C Corps — 43.9%
Canada — 20.0%
Enbridge, Inc.(1)	146,550	5,403,299
Pembina Pipeline Corporation(1)	141,600	5,050,872
TC Energy Corporation(1)	93,900	4,571,052
United States — 23.9%
Kinder Morgan, Inc.(1)	233,650	4,661,318
ONEOK, Inc.(1)	104,223	6,630,667
Williams Companies, Inc.(1)	252,304	6,655,780

		32,972,988

Natural Gas Gatherers & Processors — 11.1%
United States — 11.1%
Antero Midstream Corporation(1)	125,000	1,527,500
Targa Resources Corporation(1)	177,500	6,826,650

		8,354,150

Natural Gas Transportation & Storage — 3.7%
United States — 3.7%
Equitrans Midstream Corporation	75,000	1,489,500
Cheniere Energy Inc.(1)	20,000	1,263,600

		2,753,100

Yield Co — 11.8%
United Kingdom — 6.4%
Atlantica Yield Plc(1)	222,750	4,777,987
United States — 5.4%
Clearway Energy Inc.(1)	145,000	2,175,000
Pattern Energy Group Inc.(1)	88,900	1,885,569

		8,838,556

Total Common Stocks (Cost $57,747,265)		$57,673,286

MLP Investments and Related Companies — 53.5%	Units
Crude Oil & Refined Products — 2.6%
United States — 2.6%
NGL Energy Partners L.P.(1)	50,000	$742,000
Shell Midstream Partners, L.P.(1)	59,500	1,251,285

		1,993,285

Large Cap Diversified C Corps — 8.9%
United States — 8.9%
Plains GP Holdings, L.P.(1)	297,600	6,701,952

See Accompanying Notes to the Financial Statements.

The Cushing® MLP & Infrastructure Total Return Fund

Schedule of Investments (Unaudited)	May 31, 2019 — (Continued)

MLP Investments and Related Companies — (Continued)	Units	Fair Value
Large Cap MLP — 20.9%
United States — 20.9%
Energy Transfer, L.P.(1)	501,304	$6,887,917
Enterprise Products Partners, L.P.(1)	261,900	7,304,391
MPLX, L.P.(1)	49,084	1,500,989

		15,693,297

Marine — 4.5%
Republic of the Marshall Islands — 4.5%
GasLog Partners, L.P.(1)	158,900	3,357,557

Natural Gas Gatherers & Processors — 7.3%
United States — 7.3%
DCP Midstream Partners, L.P.(1)	2,075,000	2,016,309
Enable Midstream Partners, L.P.(1)	122,150	1,586,728
Western Midstream Partners, L.P.(1)	65,488	1,911,595

		5,514,632

Upstream MLPs — 2.9%
United States — 2.9%
Viper Energy Partners L.P.(1)	76,850	2,151,800

Yield Co — 6.4%
United States — 6.4%
NextEra Energy Partners, L.P.(1)	108,050	4,781,212

Total MLP Investments and Related Companies (Cost $39,816,369)		$40,193,735

Preferred Stock — 3.4%
Crude Oil & Refined Products — 0.6%
United States — 0.6%
NGL Energy Partners L.P.(1)(2)	20,000	$496,400

Utilities — 2.8%
United States — 2.8%
NextEra Energy Capital Holdings Inc.(1)(2)	80,000	2,074,400

Total Preferred Stock (Cost $2,527,608)		$2,570,800

Fixed Income — 5.9%	Principal Amount
Crude Oil & Refined Products — 2.5%
United States — 2.5%
SemGroup Corporation, 6.375%, due 03/15/2025(1)	1,000,000	$965,000
Rose Rock Midstream L.P., 5.625%, due 11/15/2023(1)	1,000,000	955,000

		1,920,000

Exploration & Production — 0.7%
United States — 0.7%
Parsley Energy, Inc., 5.625%, due 10/15/2027(1)	500,000	496,260

Natural Gas Gatherers & Processors — 2.7%
United States — 2.7%
DCP Midstream, L.P., 7.375%, due 06/15/2023(1)	65,700	1,998,594

Total Fixed Income (Cost $4,617,087)		$4,414,854

See Accompanying Notes to the Financial Statements.

The Cushing® MLP & Infrastructure Total Return Fund

Schedule of Investments (Unaudited)	May 31, 2019 — (Continued)

Short-Term Investments — Investment Companies — 0.0%	Shares	Fair Value
United States — 0.0%
First American Government Obligations Fund — Class Z, 2.32%(1)(3)	17,380	$17,380
First American Treasury Obligations Fund — Class Z, 2.31%(1)(3)	17,380	17,380

Total Short-Term Investments — Investment Companies (Cost $34,759)		$34,759

Total Investments — 139.6% (Cost $104,743,087)		$104,887,434
Written Options(4) — 0.0% (Premiums received $35,552)		(13,925)
Liabilities in Excess of Other Assets — (39.6)%		(29,755,013)

Net Assets Applicable to Common Stockholders — 100.0%		$75,118,496

(1)	All or a portion of these securities are held as collateral pursuant to the loan agreements.

(2)	No distribution or dividend was made during the period ended May 31, 2019. As such, it is classified as a non-income producing security as of May 31, 2019.

(3)	Rate reported is the current yield as of May 31, 2019.

(4)	Description	Exercise Price	Expiration Date	Currency	Number of Contracts	Premiums Received	Fair Value	Unrealized Appreciation (Depreciation)
	Cheniere Energy, Inc., Call Option(1)	$70.00	6/21/2019	USD	200	$14,814	$2,400	$12,414
	Kinder Morgan, Inc., Call Option(1)	$20.50	6/21/2019	USD	200	$5,992	$3,400	$2,592
	ONEOK, Inc., Call Option(1)	$70.00	6/21/2019	USD	100	$6,296	$2,500	$3,796
	Targa Resources Corporation, Call Option(1)	$45.00	6/21/2019	USD	100	$3,296	$1,500	$1,796
	TC Energy Corporation, Call Option(1)	$50.00	6/21/2019	USD	150	$5,154	$4,125	$1,029

						$35,552	$13,925	$21,627

See Accompanying Notes to the Financial Statements.

The Cushing® MLP & Infrastructure Total Return Fund

Statement of Assets & Liabilities (Unaudited)

May 31, 2019

Assets
Investments, at fair value (cost $104,743,088)	$104,887,434
Cash	27,168
Distributions and dividends receivable	233,761
Interest receivable	92,480
Prepaid expenses and other receivables	184,128

Total assets	105,424,971

Liabilities
Written options, at fair value (proceeds $35,552)	13,925
Short-term borrowings	30,055,000
Distributions and dividends payable	11,748
Payable to Adviser, net of waiver	97,214
Accrued interest expense	65
Accrued expenses and other liabilities	128,523

Total liabilities	30,306,475

Net assets applicable to common stockholders	$75,118,496

Components of Net Assets
Capital stock, $0.001 par value; 6,734,302 shares issued and outstanding (unlimited shares authorized)	$6,734
Additional paid-in capital	158,893,630
Accumulated losses	(83,781,868)

Net assets applicable to common stockholders	$75,118,496

Net asset value per common share outstanding (net assets applicable to common shares divided by common shares outstanding)	$11.15

See Accompanying Notes to the Financial Statements.

The Cushing® MLP & Infrastructure Total Return Fund

Statement of Operations (Unaudited)

Period From December 1, 2018 through May 31, 2019

Investment Income
Distributions and dividends received, net of foreign taxes withheld of $60,351	$3,281,674
Less: return of capital on distributions	(2,149,911)

Distribution and dividend income	1,131,763
Interest income	149,661
Other income	8,443

Total Investment Income	1,289,867

Expenses
Adviser fees	669,169
Professional fees	73,141
Administrator fees	58,660
Trustees’ fees	42,093
Reports to stockholders	26,853
Fund accounting fees	22,387
Registration fees	16,529
Transfer agent fees	13,945
Insurance expense	11,177
Custodian fees and expenses	4,805

Total Expenses before Interest	938,759
Interest expense	531,155

Total Expenses	1,469,914
Less: expense waived by Adviser	(133,834)

Net Expenses	1,336,080

Net Investment Loss	(46,213)

Realized and Unrealized Gain (Loss) on Investments
Net realized loss on investments	(758,456)
Net realized gain on written options	177,606

Net realized loss on investments	(580,850)

Net change in unrealized appreciation of investments	2,983,578
Net change in unrealized appreciation of options	28,644

Net change in unrealized appreciation of investments	3,012,222

Net Realized and Unrealized Gain on Investments	2,431,372

Net Increase in Net Assets Applicable to Common Stockholders Resulting from Operations	$2,385,159

See Accompanying Notes to the Financial Statements.

The Cushing® MLP & Infrastructure Total Return Fund

Statements of Changes in Net Assets

	Period From December 1, 2018 through May 31, 2019	Fiscal Year Ended November 30, 2018
	(Unaudited)
Operations
Net investment loss	$(46,213)	$(235,954)
Net realized loss on investments and options	(580,850)	(94,759)
Net change in unrealized appreciation of investments and options	3,012,222	3,007,665

Net increase in net assets applicable to common stockholders resulting from operations	2,385,159	2,676,952

Distributions and Dividends to Common Stockholders
Distributable earnings	—	(22,992)
Return of capital	(3,648,645)	(7,274,298)

Total distributions and dividends to common stockholders	(3,648,645)	(7,297,290)

Total decrease in net assets applicable to common stockholders	(1,263,486)	(4,620,338)

Net Assets
Beginning of period	76,381,982	81,002,320

End of period	$75,118,496	$76,381,982

(1)	Prior period amounts have been conformed to current year presentation. See Notes to Financial Statements, Note 2 — Recent Accounting Pronouncements for further details.

See Accompanying Notes to the Financial Statements.

The Cushing® MLP & Infrastructure Total Return Fund

Statement of Cash Flows (Unaudited)

Period From December 1, 2018 through May 31, 2019

Operating Activities
Net Increase in Net Assets Applicable to Common Stockholders Resulting from Operations	$2,385,159
Adjustments to reconcile increase in the net assets applicable to common stockholders to net cash used in operating activities
Net change in unrealized appreciation of investments	(3,013,298)
Purchases of investments	(34,929,692)
Proceeds from sales of investments	28,813,672
Proceeds from option transactions, net	4,555,350
Return of capital on distributions	2,149,911
Net realized loss on sales of investments	606,313
Net proceeds from sales of short-term investments, net	2,712
Net accretion/amortization of senior notes’ premiums/discounts	(16,721)
Changes in operating assets and liabilities
Receivable for investments sold	2,297
Interest receivable	(17,245)
Distributions and dividends receivable	(37,670)
Prepaid expenses and other receivables	(27,251)
Distributions and dividends payable	871
Payable to Adviser, net of waiver	6,122
Payable for investments purchased	(805,788)
Accrued interest expense	(2,349)
Accrued expenses and other liabilities	(1,580)

Net cash used in operating activities	(329,187)

Financing Activities
Proceeds from borrowing facility	14,330,000
Repayment of borrowing facility	(10,325,000)
Distributions and dividends paid to common stockholders	(3,648,645)

Net cash provided by financing activities	356,355

Increase in Cash and Cash Equivalents	27,168

Cash and Cash Equivalents:
Beginning of period	—

End of period	$27,168

Supplemental Disclosure of Cash Flow and Non-Cash Information
Interest Paid	$533,504

See Accompanying Notes to the Financial Statements.

The Cushing® MLP & Infrastructure Total Return Fund

Financial Highlights

	Period From December 1, 2018 through May 31, 2019	Fiscal Year Ended November 30, 2018	Fiscal Year Ended November 30, 2017	Fiscal Year Ended November 30, 2016	Fiscal Year Ended November 30, 2015	Fiscal Year Ended November 30, 2014(1)
	(Unaudited)
Per Common Share Data(2)
Net Asset Value, beginning of period	$11.34	$12.03	$14.84	$13.76	$29.70	$34.90
Income from Investment Operations:
Net investment loss	(0.01)	(0.04)	(0.42)	(0.29)	(8.83)	(5.60)
Net realized and unrealized gain (loss) on investments	0.36	0.43	(1.31)	2.45	(4.90)	4.90

Total increase (decrease) from investment operations	0.35	0.39	(1.73)	2.16	(13.73)	(0.70)

Less Distributions and Dividends to Common Stockholders:
Net investment income	—	—	—	—	—	(4.50)
Return of capital	(0.54)	(1.08)	(1.08)	(1.08)	(2.21)	—

Total distributions and dividends to common stockholders	(0.54)	(1.08)	(1.08)	(1.08)	(2.21)	(4.50)

Net Asset Value, end of period	$11.15	$11.34	$12.03	$14.84	$13.76	$29.70

Per common share fair value, end of period	$9.72	$9.72	$10.73	$12.69	$12.02	$40.50

Total Investment Return Based on Fair Value(3)	5.58%	(0.58)%	(8.05)%	15.98%	(67.20)%	11.89%

See Accompanying Notes to the Financial Statements.

The Cushing® MLP & Infrastructure Total Return Fund

Financial Highlights — (Continued)

	Period From December 1, 2018 through May 31, 2019		Fiscal Year Ended November 30, 2018	Fiscal Year Ended November 30, 2017	Fiscal Year Ended November 30, 2016	Fiscal Year Ended November 30, 2015	Fiscal Year Ended November 30, 2014(1)
	(Unaudited)
Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period (000’s)	$75,118		$76,382	$81,002	$99,970	$92,651	$199,847
Ratio of expenses (including current and deferred income tax benefit/expense) to average net assets after waiver(4)(5)	3.49%		3.35%	4.04%	3.14%	2.11%	3.41%
Ratio of net investment income (loss) to average net assets before waiver(4)(6)(7)	(0.47)%		(0.63)%	(2.60)%	(2.85)%	(2.19)%	(0.07)%
Ratio of net investment income (loss) to average net assets after waiver(4)(6)(7)	(0.12)%		(0.27)%	(2.16)%	(2.08)%	(1.58)%	(0.07)%
Ratio of net investment income (loss) to average net assets after current and deferred income tax benefit/expense, before waiver(4)	(0.47)%		(0.63)%	(3.60)%	(3.01)%	(1.30)%	(0.55)%
Ratio of net investment income (loss) to average net assets after current and deferred income tax benefit/expense, after waiver(4)	(0.12)%		(0.27)%	(3.16)%	(2.24)%	(0.70)%	(0.55)%
Portfolio turnover rate	27.41	%(8)	95.57%	62.87%	97.78%	97.30%	137.17%
Total borrowings outstanding (in thousands)	$30,055		$26,050	$33,650	$49,454	$43,369	$95,547
Asset coverage, per $1,000 of indebtedness(9)	$3,499		$3,932	$3,407	$3,021	$3,136	$3,092

(1)	Per share data adjusted for 1:5 reverse stock split completed as of September 14, 2015.

(2)	Information presented relates to a share of common stock outstanding for the entire period.

(3)	Not annualized. The calculation assumes reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions.

(4)

For the period ended May 31, 2019, the Fund accrued $0 in net current and deferred tax. For the fiscal year ended November 30, 2018, the Fund accrued $0 in net current and deferred tax expense. For the fiscal year ended November 30, 2017, the Fund accrued $972,195 in net current and deferred tax expense. For the fiscal year ended November 30, 2016, the Fund accrued $141,294 in net current and deferred tax expense. For the fiscal year ended November 30, 2015, the Fund accrued $1,289,093 in net current and deferred tax benefit. For the fiscal year ended November 30, 2014, the Fund accrued $1,115,507 in net current and deferred tax expense.

(5)

The ratio of expenses (including current and deferred income tax benefit/expense) to average net assets before waiver was 3.84%, 3.71%, 4.48%, 3.91%, 2.71%, and 3.41% for the period ended May 31, 2019 and fiscal years ended November 30, 2018, 2017, 2016, 2015, and 2014, respectively.

(6)

The ratio of expenses (excluding current and deferred income tax expense) to average net assets before waiver was 3.84%, 3.71%, 3.48%, 3.75%, 3.60%, and 2.93% for the period ended May 31, 2019 and fiscal years ended November 30, 2018, 2017, 2016, 2015, and 2014, respectively. The ratio of expenses (excluding current and deferred income tax expense) to average net assets after waiver was 3.49%, 3.35%, 3.04%, 2.97%, 2.99%, and 2.93% for the period ended May 31, 2019 and fiscal years ended November 30, 2018, 2017, 2016, 2015, and 2014, respectively.

(7)	This ratio excludes current and deferred income tax benefit/expense on net investment income.

(8)	Not annualized.

(9)	Calculated by subtracting the Fund’s total liabilities (not including borrowings) from the Fund’s total assets and dividing by the total borrowings.

See Accompanying Notes to the Financial Statements.

The Cushing® MLP & Infrastructure Total Return Fund

Notes to Financial Statements (Unaudited)

May 31, 2019

1.    Organization

The Cushing® MLP & Infrastructure Total Return Fund (the “Fund”) was formed as a Delaware statutory trust on May 23, 2007, and is a non-diversified, closed-end investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is managed by Cushing® Asset Management, LP (the “Adviser”). The Fund’s investment objective is to obtain a high after-tax total return from a combination of capital appreciation and current income. The Fund commenced operations on August 27, 2007. The Fund’s shares are listed on the New York Stock Exchange under the symbol “SRV.”

2.    Significant Accounting Policies

A.  Use of Estimates

The following is a summary of significant accounting policies, consistently followed by the Fund in preparation of the financial statements. The Fund is considered an investment company and accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946, Financial Services — Investment Companies, which is part of U.S. Generally Accepted Accounting Principles (“U.S. GAAP”).

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of distribution income and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B.  Investment Valuation

The Fund uses the following valuation methods to determine fair value as either fair value for investments for which market quotations are available, or if not available, the fair value, as determined in good faith pursuant to such policies and procedures as may be approved by the Fund’s Board of Trustees (“Board of Trustees”) from time to time. The valuation of the portfolio securities of the Fund currently includes the following processes:

(i)  The market value of each security listed or traded on any recognized securities exchange or automated quotation system will be the last reported sale price at the relevant valuation date on the composite tape or on the principal exchange on which such security is traded except those listed on the NASDAQ Global Market®, NASDAQ Global Select Market® and the NASDAQ Capital Market® exchanges (collectively, “NASDAQ”). Securities traded on NASDAQ will be valued at the NASDAQ official closing price. If no sale is reported on that date, the closing price from the prior day may be used.

(ii)  Listed options on debt securities are valued at the last sale price, or if there are no trades for the day, the mean of the bid price and the ask price. Unlisted options on debt or equity securities are valued based upon their composite bid prices if held long, or their composite ask prices if held short. Futures are valued at the settlement price. Premiums for the sale of options written by the Fund will be included in the assets of the Fund, and the market value of such options will be included as a liability.

(iii)  The Fund’s non-marketable investments will generally be valued in such manner as the Adviser determines in good faith to reflect their fair values under procedures established by, and under the general supervision and responsibility of, the Board of Trustees. The pricing of all assets that are fair valued in this manner will be subsequently reported to and ratified by the Board of Trustees.

(iv)  An equity security of a publicly traded company acquired in a private placement transaction without registration under the Securities Act of 1933, as amended (the “1933 Act”), is subject to restrictions on resale that can affect the security’s liquidity and fair value. If such a security is convertible into publicly traded common shares, the security generally will be valued at the common share market price adjusted by a percentage discount due to the restrictions and categorized as Level 2 in the fair value hierarchy.

To the extent that such securities are convertible or otherwise become freely tradable within a time frame that may be reasonably determined, an amortization schedule may be used to determine the discount. If the security has characteristics that are dissimilar to the class of security that trades on the open market, the security will generally be valued and categorized as Level 3.

The Fund may engage in short sale transactions. For financial statement purposes, an amount equal to the settlement amount, if any, is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the fair value of the short positions. Subsequent fluctuations in market prices of securities sold short may require purchasing the securities at prices which may differ from the fair value reflected on the Statement of Assets and Liabilities. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized under the termination of a short sale. The Fund is also subject to the risk that it may be unable to reacquire a security to terminate a short position except at a price substantially in excess of the last quoted price. The Fund is liable for any distributions and dividends (collectively referred to as “Distributions”) paid on securities sold short and such amounts, if any, are reflected as a Distribution expense in the Statement of Operations. The Fund’s obligation to replace the borrowed security is secured by collateral deposited with the broker-dealer. The Fund also is required to segregate similar collateral to the extent, if any, necessary so that the value of both collateral amounts in the aggregate is at all times equal to at least 100% of the fair value of the securities sold short. The Fund did not hold any securities sold short as of May 31, 2019.

C.  Security Transactions, Investment Income and Expenses

Security transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains and losses are reported on a specific identified cost basis. Interest income is recognized on an accrual basis, including amortization of premiums and accretion of discounts. Distributions are recorded on the ex-dividend date. Distributions received from the Fund’s investments in master limited partnerships (“MLPs”) generally are comprised of ordinary income, capital gains and return of capital from the MLPs. The Fund records investment income on the ex-date of the Distributions. For financial statement purposes, the Fund uses return of capital and income estimates to allocate the Distribution income received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from the MLPs after their tax reporting periods are concluded, as the actual character of these Distributions is not known until after the fiscal year end of the Fund.

The Fund estimates the allocation of investment income and return of capital for the Distributions received from its portfolio investments within the Statement of Operations. For the period ended May 31, 2019, the Fund has estimated approximately 66% of the Distributions received from its portfolio investments to be return of capital.

Expenses are recorded on an accrual basis.

D.  Distributions to Stockholders

Distributions to common stockholders are recorded on the ex-dividend date. The character of Distributions to common stockholders made during the year may differ from their ultimate characterization for federal income tax purposes. For the period ended May 31, 2019, the Fund’s Distributions were expected to be 100%, or $2,385,159, return of capital. The final character of Distributions paid for the period ended May 31, 2019 will be determined in early 2020.

E.  Federal Income Taxation

The Fund was previously taxed and, as such, was obligated to pay federal and state income tax on its taxable income. Since the Fund’s fiscal year ending November 30, 2018, the Fund has intended to qualify each year for special tax treatment afforded to a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (“IRC”). In order to qualify as a RIC, the Fund must, among other things, satisfy income, asset diversification and distribution requirements. As long as it so qualifies, the Fund will not be subject to U.S. federal income tax to the extent that is distributes annual its investment company taxable income (which includes ordinary income and the excess of net short-term capital gain over net long-term capital loss) and its “net capital gain” (i.e., the excess of net long-term capital gain over net short-term capital loss). The Fund intends to distribute at least annually substantially all of such income and gain. If the Fund retains any investment company taxable income or net capital gain, it will be subject to U.S. federal income tax on the retained amount at regular corporate tax rates. In addition, if the Fund fails to qualify as a RIC for any taxable year, it will be subject to U.S. federal income tax on all its income and gains at regular corporate tax rates.

The Fund recognizes in the financial statements the impact of a tax position, if that position is more-likely-than-not to be sustained on examination by the taxing authorities, based on the technical merits of the position. Tax benefits resulting from such a position are measured as the amount that has a greater than fifty percent likelihood on a cumulative basis to be sustained on examination.

F.  Cash and Cash Equivalents

The Fund considers all highly liquid investments purchased with initial maturity equal to or less than three months to be cash equivalents.

G.  Cash Flow Information

The Fund makes Distributions from investments, which include the amount received as cash distributions from MLPs, common stock dividends and interest payments. These activities are reported in the Statement of Changes in Net Assets, and additional information on cash receipts and payments is presented in the Statement of Cash Flows.

H.  Indemnification

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnification to other parties. The Fund’s maximum exposure under such indemnification arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred, and may not occur. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

I.  Derivative Financial Instruments

The Fund provides disclosure regarding derivatives and hedging activity to allow investors to understand how and why the Fund uses derivatives, how derivatives are accounted for, and how derivative instruments affect the Fund’s results of operations and financial position.

The Fund occasionally purchases and sells (“writes”) put and call equity options as a source of potential protection against a broad market decline. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller. Options are settled for cash.

Purchased Options — Premiums paid by the Fund for purchased options are included in the Statement of Assets and Liabilities as an investment. The option is adjusted daily to reflect the fair value of the option and any change in fair value is recorded as unrealized appreciation or depreciation of investments. If the option is allowed to expire, the Fund will lose the entire premium paid and record a realized loss for the premium amount. Premiums paid for purchased options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain/loss or cost basis of the security.

Written Options — Premiums received by the Fund for written options are included in the Statement of Assets and Liabilities. The amount of the liability is adjusted daily to reflect the fair value of the written option and any change in fair value is recorded as unrealized appreciation or depreciation of investments. Premiums received from written options that expire are treated as realized gains. The Fund records a realized gain or loss on written options based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Fund is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss. If a put option is exercised by an option buyer, the premium received by the option seller reduces the cost basis of the purchased security.

Written uncovered call options subject the Fund to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Put options written subject the Fund to risk of loss if the value of the security declines below the exercise price minus the put premium.

The Fund is not subject to credit risk on written options as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

The Fund has adopted the disclosure provisions of Financial Accounting Standards Board (“FASB”) Accounting Standard Codification 815, Derivatives and Hedging (“ASC 815”). ASC 815 requires enhanced disclosures about the Fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the Fund’s results of operations and financial position. Tabular disclosure regarding derivative fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under ASC 815 must be disclosed separately from those that do not qualify for hedge accounting. Even though the Fund may use derivatives in an attempt to achieve an economic hedge, the Fund’s derivatives are not accounted for as hedging instruments under ASC 815 because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings.

There were no transactions in purchased options during the period ended May 31, 2019.

The average monthly fair value of written options during the period ended May 31, 2019 was $26,967.

The effect of derivative instruments on the Statement of Operations for the period ended May 31, 2019:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments under ASC 815	Purchased Options	Written Options	Total

Equity Contracts	$—	$177,606	$177,606

Net Change in Unrealized Depreciation of Derivatives Recognized as a Result from Operations
Derivatives not accounted for as hedging instruments under ASC 815	Purchased Options	Written Options	Total
Equity Contracts	$—	$28,644	$28,644

Liability derivatives
Risk Exposure Category	Statement of Assets and Liabilites location	Fair value

Equity Contracts	Written options, at fair value	$13,925

J.  Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2017-08, Premium Amortization of Purchased Callable Debt Securities. The amendments in the ASU shorten the premium amortization period on a purchased callable debt security from the security’s contractual life to the earliest call date. It is anticipated that this change will enhance disclosures by reducing losses recognized when a security is called on an earlier date. This ASU is effective for fiscal years beginning after December 15, 2018. The Adviser continues to evaluate the impact this ASU will have on the financial statements and other disclosures.

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) — Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13 effective with the current reporting period. The impact of the Fund’s adoption was limited to changes in the Fund’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy.

In August 2018, the Securities and Exchange Commission (SEC) released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosure requirements without significantly altering the mix of information provided to investors. Effective with the current reporting period, the Fund adopted the Final Rule with the impacts being that the Fund is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributions to shareholders except return of capital and the amount of undistributed net investment income on the Statements of Changes in Net Assets.

3.    Concentrations of Risk

The Fund, under normal market conditions, invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in a portfolio of MLPs and MLP-related investments. Therefore, the Fund may be subject to more risks than if they were more broadly diversified over numerous industries and sectors of the economy. General changes in market sentiment towards companies in the sectors in which they invest may adversely affect the Fund, and the performance of such sectors may lag behind the broader market as a whole.

The Fund is also subject to MLP structure risk. Holders of MLP units are subject to certain risks inherent in the structure of MLPs, including (i) tax risks, (ii) the limited ability to elect or remove management or the general partner or managing member, (iii) limited voting rights, except with respect to extraordinary transactions, and (iv) conflicts of interest between the general partner or managing member and its affiliates, on the one hand, and the limited partners or members, on the other hand, including those arising from incentive distribution payments or corporate opportunities.

4.    Agreements and Related Party Transactions

The Fund has entered into an Investment Management Agreement with the Adviser (the “Agreement”). Under the terms of the Agreement, the Fund will pay the Adviser a fee, payable at the end of each calendar month, at an annual rate equal to 1.25% of the average weekly value of the Fund’s Managed Assets during such month for the services and facilities provided by the Adviser to the Fund. The Fund’s Board of Trustees approved a waiver of the advisory fees to be paid to the Adviser in the amount of 0.25% of the Fund’s Managed Assets through February 1, 2020. The Adviser earned $669,169 and waived $133,834 in advisory fees for the period ended May 31, 2019. The Adviser will not recoup any of the waived expenses from the Fund.

The Fund has engaged U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bancorp Global Fund Services (“Fund Services”) to serve as the Fund’s administrator. The Fund pays the administrator a monthly fee computed at an annual rate of 0.08% of the first $100,000,000 of the Fund’s average daily net assets, 0.05% on the next $200,000,000 of average daily net assets and 0.04% on the balance of the Fund’s average daily net assets, with a minimum annual fee of $45,000.

Fund Services serves as the Fund’s transfer agent, dividend paying agent, and agent for the automatic dividend reinvestment plan.

U.S. Bank, N.A. serves as the Fund’s custodian. The Fund pays the custodian a monthly fee computed at an annual rate of 0.004% of the Fund’s average daily market value, with a minimum annual fee of $4,800.

Fees paid to trustees for their services to the Fund are reflected as Trustees’ fees on the Statement of Operations.

5.    Income Taxes

The Fund elected to change its tax status from a taxable C corporation to a RIC under the Internal Revenue Code effective December 1, 2017. The change in tax status requires the Fund to satisfy certain periodic income and asset composition requirements as well as certain distribution requirements in order to permit it to qualify as a RIC. Management has determined that it is more likely than not that the Fund will be able to qualify as a RIC, effective as of its fiscal year ending November 30, 2018.

The Fund intends to qualify and elect to be treated as a RIC in connection with the filing of its taxable year ending November 30, 2018 federal income tax return and thereafter. If the Fund satisfies the required qualification tests and timely elects to be subject to tax as a RIC, it generally will not be subject to federal income or excise taxes on any income and gains timely distributed to its shareholders. There can be no assurance that the Fund will qualify as a RIC.

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These differences are primarily due to differences in the timing of recognition of gains or losses on investments. Permanent book and tax basis differences resulted in the reclassifications of $84,349,093 to accumulated losses and $(84,349,093) from additional paid-in capital.

The following information is provided on a tax basis as of November 30, 2018:

Cost of investments	$101,151,710

Gross unrealized appreciation	$3,965,854

Gross unrealized depreciation	(2,059,738)

Net unrealized depreciation	1,906,116

Undistributed ordinary income	—

Undistributed long-term gains	—

Other accumulated losses	(88,073,143)

Total accumulated losses	$(86,167,027)

Since the Fund anticipates qualifying and electing to be treated as a RIC for its fiscal year ending November 30, 2018, no portion of the $3,156,480 of net operating losses available for carryforward at November 30, 2017 will be available for future use.

As of November 30, 2018, for federal income tax purposes, capital loss carryforwards of $88,073,143 were available as shown in the table below, to the extent provided by the Internal Revenue Code, to offset future realized capital gains through the years indicated. $7,767,245 of capital loss carryforward was utilized to offset realized gains as of November 30, 2018:

Fiscal year Ended Capital Losses	Amount	Expiration
November 30, 2015	$50,323,247	November 30, 2020
November 30, 2016	35,612,716	November 30, 2021
November 30, 2017	2,137,180	November 30, 2022

Total	$88,073,143

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on U.S. tax returns and state tax returns filed since inception of the Fund. No income tax returns are currently under examination. All tax years beginning with November 30, 2015 remain subject to examination by the tax authorities in the United States. Due to the nature of the Fund’s investments, the Fund may be required to file income tax returns in several states. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

6.    Fair Value Measurements

Various inputs that are used in determining the fair value of the Fund’s investments are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

These inputs are summarized in the three levels listed below.

		Fair Value Measurements at Reporting Date Using
Description	Fair Value at May 31, 2019	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Assets
Equity Securities
Common Stock(a)	$57,673,286	$57,673,286	$—	$—
Master Limited Partnerships and Related Companies(a)	40,193,735	40,193,735	—	—
Preferred Stock(a)	2,570,800	—	2,570,800	—

Total Equity Securities	100,437,821	97,867,021	2,570,800	—

Notes
Senior Notes	4,414,854	—	4,414,854	—

Total Notes	4,414,854	—	4,414,854	—

Other
Short-Term Investments(a)	34,759	34,759	—	—

Total Other	34,759	34,759	—	—

Total Assets	$104,887,434	$97,901,780	$6,985,654	$—

Liabilities
Written Options	$13,925	$13,925	$—	$—

Total Liabilities	$13,925	$13,925	$—	$—

(a)	All other industry classifications are identified in the Schedule of Investments. The Fund did not hold Level 3 investments at any time during the period ended May 31, 2019.

7.    Investment Transactions

For the period ended May 31, 2019, the Fund purchased (at cost) and sold securities (proceeds) in the amount of $34,929,692 and $28,813,672 (excluding short-term securities), respectively. The Fund sold written options (proceeds) and covered written options (at cost) in the amount of $244,781 and $4,310,569 respectively.

8.    Common Stock

The Fund had unlimited shares of capital stock authorized and 6,734,302 shares outstanding as of May 31, 2019. Transactions in common stock for the fiscal year ended November 30, 2018 and period ended May 31, 2019 were as follows:

Shares at November 30, 2017	6,734,302

Shares at November 30, 2018	6,734,302

Shares at May 31, 2019	6,734,302

9.    Borrowing Facilities

The Fund maintained a margin account arrangement with ScotiabankTM during the period. The interest rate charged on margin borrowing is tied to the cost of funds for ScotiabankTM (which approximates LIBOR plus 1.00%). Proceeds from the margin account arrangement are used to execute the Fund’s investment objective.

The average principal balance and interest rate for the fiscal year during which the credit facilities were utilized during the period ended May 31, 2019 was approximately $30,219,000 and 3.48%, respectively. At May 31, 2019, the principal balance outstanding was $30,055,000 and accrued interest expense was $65.

10.    Subsequent Events

Subsequent to May 31, 2019, the Fund declared monthly distributions to common stockholders in the amount of $0.0903 per share per month, payable on June 28, 2019 and July 31, 2019, to stockholders of record on June 14, 2019 and July 17, 2019, respectively.

The Cushing® MLP & Infrastructure Total Return Fund

Additional Information (Unaudited)

May 31, 2019

Investment Policies and Parameters

The Fund is a non-diversified, closed-end management investment company under the 1940 Act. Accordingly, the Fund may invest a greater portion of its assets in a more limited number of issuers than a diversified fund. An investment in the Fund may present greater risk to an investor than an investment in a diversified portfolio because changes in the financial condition or market assessment of a single issuer may cause greater fluctuations in the value of the Fund’s shares. Previously, the Fund had stated an intention to generally invest in 20-30 issuers. The Board of Trustees has approved the elimination of that policy.

The Board of Trustees of the Fund approved certain changes in the Fund’s non-fundamental investment policies, which became effective as of February 20, 2018.

The Fund will continue to pursue its investment objective to seek a high after-tax total return from a combination of capital appreciation and current income. No assurance can be given that the Fund’s investment objective will be achieved.

The Fund previously pursued its investment objectives by investing in master limited partnership (“MLP”) investments. Under the modified investment policies, the Fund will continue to invest in MLPs, but will also have the ability to other midstream energy companies as well, regardless of whether the companies are structured as MLPs.

Effective as of February 20, 2018:

•

Under normal market conditions, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in a portfolio of infrastructure master limited partnerships (“MLPs”) and MLP-related investments (together, “MLP Investments”) (the “80% policy”). For purposes of the Fund’s 80% policy, MLP Investments are investments that offer economic exposure to public and private MLPs in the form of common or subordinated units issued by MLPs, securities of entities holding primarily general partner or managing members interests in MLPs, debt securities of MLPs, and securities that are derivatives of interests in MLPs, which are I-Shares and other derivative securities that have economic characteristics of MLP securities, and businesses that operate and have the economic characteristics of MLP Investments but are organized and taxed as “C” corporations or as limited liability companies (“Other Natural Resource Companies”). The Fund considers and MLP Investment to be an infrastructure MLP Investment if at least 50% of its assets, income, sales or profits are committed to or derived from the development, construction, management, ownership or operation of assets that are used for natural resource-based activities.

•	The Fund will invest no more than 25% of its total assets in securities of energy master limited partnerships (“MLPs”) that qualify as publically traded partnerships under the Internal Revenue Code.

No other changes to the Fund’s investment policies were made in connection with these changes, nor are any such further changes currently anticipated. No action was required by shareholders of the Fund in connection with these investment policy changes.

The Commodity Futures Trading Commission (“CFTC”) amended Rule 4.5, which permits investment advisers to registered investment companies to claim an exclusion from the definition of commodity pool operator with respect to a fund provided certain requirements are met. In order to permit the Investment Adviser to continue to claim this exclusion with respect to the Fund under the amended rule, the Fund limits its transactions in futures, options of futures and swaps (excluding transactions entered into for “bona fide hedging purposes,” as defined under CFTC regulations) such that either: (i) the aggregate initial margin and premiums required to establish its futures, options on futures and swaps do not exceed 5% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and losses on such positions; or (ii) the aggregate net notional value of its futures, options on futures and swaps does not exceed 100% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and losses on such positions. The Fund and the Adviser do not believe that complying with the amended rule will limit the Fund’s ability to use futures, options and swaps to the extent that it has used them in the past.

Trustee and Executive Officer Compensation

The Fund does not currently compensate any of its trustees who are interested persons nor any of its officers. For the period ended May 31, 2019, the aggregate compensation paid by the Fund to the independent trustees was $42,093. The Fund did not pay any special compensation to any of its trustees or officers. The Fund continuously monitors standard industry practices and this policy is subject to change.

Cautionary Note Regarding Forward-Looking Statements

This report contains “forward-looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from the Fund’s historical experience and its present expectations or projections indicated in any forward-looking statements. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; MLP industry risk; leverage risk; valuation risk; interest rate risk; tax risk; and other risks discussed in the Fund’s filings with the SEC. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Fund undertakes no obligation to update or revise any forward-looking statements made herein. There is no assurance that the Fund’s investment objective will be attained.

Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities owned by the Fund and information regarding how the Fund voted proxies relating to the portfolio of securities during the 12-month period ended June 30 are available to stockholders without charge, upon request by calling the Fund toll-free at (800) 236-4424 and on the Fund’s website at www.cushingcef.com. Information regarding how the Fund voted proxies relating to the portfolio of securities during the 12-month period ended June 30 are also available to stockholders without charge on the SEC’s website at www.sec.gov.

Form N-Q

The Fund files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Fund’s Form N-Q and statement of additional information are available without charge by visiting the SEC’s website at www.sec.gov. In addition, you may review and copy the Fund’s Form N-Q at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Portfolio Turnover

The portfolio turnover rate for the period ended May 31, 2019 was 27.41%. Portfolio turnover may vary greatly from period to period. The Fund does not consider portfolio turnover rate a limiting factor in the Adviser’s execution of investment decisions, and the Fund may utilize investment and trading strategies that may involve high portfolio turnover. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund.

Certifications

The Fund’s Chief Executive Officer has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Fund Manual.

The Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Distribution and Dividend Reinvestment Plan

How the Plan Works

Unless the registered owner of common shares elects to receive cash by contacting the Plan Agent, all dividends and distributions (collectively referred to in this section as “dividends”) declared for your common shares of the Fund will be automatically reinvested by U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bancorp Global Fund Services (the “Plan Agent”), agent for stockholders in administering the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. The Plan Agent will open an account for each common stockholder under the Plan in the same name in which such common stockholder’s common shares are registered. Whenever the Fund declares a dividend payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Agent for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“newly-issued common shares”) or (ii) by purchase of outstanding common shares on the open market (“open-market purchases”) on the New York Stock Exchange or elsewhere.

If, on the payment date for any dividend, the market price per common share plus per share fees (which include any brokerage commissions the Plan Agent is required to pay) is greater than the net asset value per common share, the Plan Agent will invest the dividend amount in newly-issued common shares, including fractions, on behalf of the participants. The number of newly-issued common shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per common share on the payment date; provided that, if the net asset value per common share is less than 95% of the market price per common share on the payment date, the dollar amount of the dividend will be divided by 95% of the market price per common share on the payment date. If, on the payment date for any dividend, the net asset value per common share is greater than the market value per common share plus per share fees, the Plan Agent will invest the dividend amount in common shares acquired on behalf of the participants in open-market purchases.

Participation in the Plan

If a registered owner of common shares elects not to participate in the Plan, you will receive all dividends in cash paid by check mailed directly to you (or, if the shares are held in street or other nominee name, then to such nominee) by the Plan Agent, as dividend disbursing agent. You may elect not to participate in the Plan and to receive all dividends in cash by sending written or telephonic instructions to the Plan Agent, as dividend paying agent, or by contacting the Plan Agent via their website at the address set out below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by contacting the Plan Agent before the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

Plan Fees

There will be no per share fees with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with open-market purchases. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

Tax Implications

The automatic reinvestment of dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. Accordingly, any taxable dividend received by a participant that is reinvested in additional common shares will be subject to federal (and possibly state and local) income tax even though such participant will not receive a corresponding amount of cash with which to pay such taxes.

Contact Information

For more information about the plan you may contact the Plan Agent in writing at PO Box 708, Milwaukee, WI 53201-0701, or by calling the Plan Agent at 1-800-662-7232.

Privacy Policy

In order to conduct its business, the Fund collects and maintains certain nonpublic personal information about its stockholders of record with respect to their transactions in shares of the Fund’s securities. This information includes the stockholder’s address, tax identification or Social Security number, share balances, and dividend elections. We do not collect or maintain personal information about stockholders whose share balances of our securities are held in “street name” by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, the Fund’s other stockholders or the Fund’s former stockholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about the Fund’s stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.

Other Information For Stockholders

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund from time to time may purchase its common shares of beneficial interest in the open market.

This report is sent to stockholders of The Cushing® MLP & Infrastructure Total Return Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

The Fund does not make available copies of its Statement of Additional Information because the Fund’s shares are not continuously offered, which means that the Statement of Additional Information has not been updated after completion of the Fund’s initial public offering and the information contained in such Statement of Additional Information may have become outdated.

The Fund makes available performance and certain other on its website at www.cushingcef.com. Investors and others are advised to periodically check the website for updated performance information and the release of other material information about the Fund. This reference to the Fund’s website is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate the Fund’s website in this report.

Stockholder Proxy Voting Rights

The annual meeting of stockholders for the Fund was held on May 30, 2019. The matters considered at the meeting by the fund with the actual vote tabulations relating to such matters are as follows:

To elect Mr. Ronald P. Trout as Class I Trustee to hold office for a three-year term expiring the 2022 annual meeting, or until their successors are elected and duly qualified.

	Affirmative	Withheld
Ronald P. Trout	5,692,670	228,812

The Cushing® MLP & Infrastructure Total Return Fund

Board Approval of Investment Management Agreement (Unaudited)

May 31, 2019

On May 30, 2019, the Board of Trustees of the Fund (members of which are referred to collectively as the “Trustees”) met in person to discuss, among other things, the approval of the Investment Management Agreement (the “Advisory Agreement”) between the Fund and Cushing Asset Management, LP (the “Adviser”).

Activities and Composition of the Board

The Board of Trustees is comprised of four Trustees, three of whom are not “interested persons,” as such term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the Fund (the “Independent Trustees”). The Trustees are responsible for oversight of the operations of the Fund and performs the various duties imposed by the 1940 Act on the trustees of investment companies. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. Prior to its consideration of the Advisory Agreement, the Trustees received and reviewed information provided by the Adviser. The Trustees also received and reviewed information responsive to requests from independent counsel to assist it in its consideration of the Advisory Agreement. Before the Trustees voted on the approval of the Advisory Agreement, the Independent Trustees met with independent legal counsel during executive session and discussed the Advisory Agreement and related information.

Consideration of Nature, Extent and Quality of the Services

The Trustees received and considered information regarding the nature, extent and quality of services provided to the Fund under the Advisory Agreement, including the Adviser’s Form ADV and other background materials supplied by the Adviser.

The Trustees reviewed and considered the Adviser’s investment advisory personnel, its history, and the amount of assets currently under management by the Adviser. The Trustees also reviewed the research and decision-making processes used by the Adviser, including the methods adopted to seek to achieve compliance with the investment objectives, strategies, policies, and restrictions of the Fund.

The Trustees considered the background and experience of the Adviser’s management in connection with the Fund, including reviewing the qualifications, backgrounds and responsibilities of the management team members primarily responsible for the day-to-day portfolio management of the Fund and the extent of the resources devoted to research and analysis of the Fund’s actual and potential investments.

The Trustees also reviewed the Adviser’s conflict of interest policies, insider trading policy and procedures, and the Adviser’s Code of Ethics.

The Trustees determined that the nature, extent and quality of services rendered by the Adviser under the Advisory Agreement were adequate.

Consideration of Advisory Fees and the Cost of the Services

The Trustees reviewed and considered the contractual annual advisory fee paid by the Fund to the Adviser in light of the extent, nature and quality of the advisory services provided by the Adviser to the Fund.

The Trustees considered the information they received comparing the Fund’s contractual annual advisory fee and overall expenses, to the extent available, with a peer group and universe of competitor closed-end funds determined by FUSE Research Network LLC (“FUSE”). The Trustees discussed the general methodology used by FUSE in preparing its report.

The Trustees determined that the Fund’s total net expense ratio of 2.07% (after giving effect to the waiver by the Adviser) was in the third quartile with respect to its peer group and in the fourth quartile with respect to its universe, and the Fund’s contractual advisory fee of 1.25% was in the fourth quartile with respect to both its peer group and universe, but noted that the Adviser has agreed to voluntarily waive 0.25% of its contractual advisory fee such that the net advisory fee is equal to 1.00%, which would place the Fund’s advisory fee as equal to the median contractual advisory fee for its peer group and universe.

Consideration of Investment Performance

The Trustees noted that they regularly review the performance of the Fund throughout the year. The Trustees reviewed performance information provided by FUSE comparing the performance of the Fund against its universe over several time horizons, and using different performance metrics, including but not limited to the comparative performance of the Fund in terms of net asset value (“NAV”) and market price.

The Trustees determined that, as compared to its peer group, the Fund’s performance based on NAV was in the third quartile for the three-month period, in the first quartile for the one-year period, in the third quartile for the three-year period, and last among peers for the longer periods. The Trustees also noted that the Fund’s performance based on market price was stronger, in the first quartile for the three-month period, in the second quartile for the one-year period, the third quartile for the three-year period, and last among peers for the longer periods.

Consideration of Comparable Accounts

The Trustees reviewed the other accounts and investment vehicles managed by the Adviser and discussed the similarities and differences between these accounts and the Fund.

The Trustees determined that, bearing in mind the limitations of comparing different types of managed accounts and the different levels of service typically associated with such accounts, the fee structures applicable to the Adviser’s other clients employing a comparable strategy to the Fund was not indicative of any unreasonableness with respect to the advisory fees payable by the Fund.

Consideration of Profitability

The Trustees received and considered a profitability analysis prepared by the Adviser, using a template developed in consultation with counsel to the Independent Trustees, that set forth the fees payable by the Fund under the Advisory Agreement and the expenses incurred by the Adviser in connection with the operation of the Fund. The Trustees used this analysis to evaluate the fairness of the profits realized and anticipated to be realized by the Adviser with respect to the Fund.

The Trustees noted that the Fund was profitable to the Adviser, both before and after distribution expenses. The Trustees determined that the profit to the Adviser was not unreasonable.

Consideration of Economies of Scale

The Trustees considered whether economies of scale in the provision of services to the Fund had been or would be passed along to the shareholders under the Advisory Agreement. The Trustees determined there were no material economies of scale accruing to the Adviser in connection with its relationship with the Fund.

Consideration of Other Benefits

The Trustees reviewed and considered any other incidental benefits derived or to be derived by the Adviser from its relationship with the Fund, including but not limited to soft dollar arrangements. The Trustees determined there were no material incidental benefits accruing to the Adviser in connection with its relationship with the Fund.

Conclusion

The Trustees and, voting separately, the Independent Trustees, approved the Advisory Agreement. In approving the Advisory Agreement and the fees charged under the Advisory Agreement, the Trustees concluded that no single factor reviewed by the Trustees was identified by the Trustees to be determinative as the principal factor in whether to approve the Advisory Agreement. The summary set out above describes the most important factors, but not all matters, considered by the Trustees in coming to its decision regarding the Advisory Agreement. On the basis of such information as the Trustees considered necessary to the exercise of its reasonable business judgment and its evaluation of all of the factors described above, and after much discussion, the Trustees concluded that each factor they considered, in the context of all of the other factors they considered, favored approval of the Advisory Agreement. It was noted that it was the judgment of the Trustees that approval of the Advisory Agreement was consistent with the best interests of the Fund and its shareholders.

The Cushing® MLP & Infrastructure Total Return Fund

TRUSTEES

Brian R. Bruce

Brenda A. Cline

Ronald P. Trout

Jerry V. Swank

EXECUTIVE OFFICERS

Jerry V. Swank

Chief Executive Officer and President

John H. Alban

Chief Financial Officer and Treasurer

Barry Y. Greenberg

Chief Compliance Officer and Secretary

INVESTMENT ADVISER

Cushing® Asset Management, LP

300 Crescent Court, Suite 1700

Dallas, TX 75201

ADMINISTRATOR

U.S. Bancorp Fund Services, LLC,

d/b/a U.S. Bancorp Global Fund Services

615 East Michigan Street, 3rd Floor

Milwaukee, WI 53202

CUSTODIAN

U.S. Bank, N.A.

1555 N. River Center Drive, Suite 302

Milwaukee, WI 53212

TRANSFER AGENT

U.S. Bancorp Fund Services, LLC,

d/b/a U.S. Bancorp Global Fund Services

615 East Michigan Street, 3rd Floor

Milwaukee, WI 53202

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher & Flom LLP

Four Times Square

New York, NY 10036

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP

2323 Victory Avenue, Suite 2000

Dallas, TX 75219

NOT FDIC INSURED   |   NOT BANK GUARANTEED   |   MAY LOSE VALUE

THE CUSHING® MLP & INFRASTRUCTURE TOTAL RETURN FUND

Investment Adviser Cushing® Asset Management, LP 300 Crescent Court Suite 1700 Dallas, TX 75201 (214) 692-6334 (888) 777-2346 www.cushingcef.com www.cushingasset.com

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

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Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 12/01/2018-12/31/2018	0	0	0	0
Month #2 01/01/2019-01/31/2019	0	0	0	0
Month #3 02/01/2019-02/28/2019	0	0	0	0
Month #4 03/01/2019-03/31/2019	0	0	0	0
Month #5 04/01/2019-04/30/2019	0	0	0	0
Month #6 05/01/2019-05/31/2019	0	0	0	0

Total	0	0	0	0

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)

The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

The registrant did not engage in securities lending activities during the fiscal period reported on this Form N-CSR.

Item 13. Exhibits.

(a)

(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not Applicable.

2

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Cushing MLP & Infrastructure Total Return Fund

By (Signature and Title)	/s/ Jerry V. Swank
Jerry V. Swank, President & Chief Executive Officer

Date 08/08/2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Jerry V. Swank
Jerry V. Swank, President & Chief Executive Officer

Date 08/08/2019

By (Signature and Title)	/s/ John H. Alban
John H. Alban, Treasurer & Chief Financial Officer

Date 08/08/2019

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